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                          PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement"), is made as of November 26, 2002, by HUMPHREY HOSPITALITY TRUST, INC., a Virginia corporation ("HH Trust"), HUMPHREY HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership ("HHLP"), TRS LEASING, INC., a Virginia corporation ("TRS Leasing"), and SOLOMONS GP, LLC, a Delaware limited liability company ("Solomons GP", and together with HH Trust, HHLP and TRS Leasing, each a "Pledgor" or, collectively, "Pledgors"), each having an address at c/o Humphrey Hospitality Limited Partnership, 7170 Riverwood Drive, Columbia, Maryland 21043, for the benefit of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation, having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (together with its successors and assigns, collectively, "Lender").

                                    RECITALS

          A. Pursuant to that certain Loan Agreement (as same may be amended, restated, replaced, supplemented, consolidated or otherwise modified, the "Loan Agreement") dated as of the date hereof between the Lender, as lender, Solomons Beacon Inn Limited Partnership ("Solomons Borrower") and TRS Subsidiary, LLC ("TRS Borrower" and together with Solomons Borrower, collectively, "Borrower"), as borrower, the Lender has agreed to make a loan to Borrower in the principal amount of $40,000,000 (the "Loan").

          B. Pursuant to that certain Amended and Restated Agreement of Limited Partnership of Solomons Borrower dated November 26, 2002, HH Trust is the owner of a one percent (1%) limited partnership interest in Solomons Borrower, and Solomons GP is the owner of a ninety-nine percent (99%) general partnership interest in Solomons Borrower.

          C. Pursuant to that certain Limited Liability Company Agreement of Solomons GP dated November 26, 2002, HHLP is the one hundred percent (100%) shareholder in Solomons GP.

          D. Pursuant to that certain Limited Liability Company Agreement of TRS Borrower dated November 26, 2002, TRS Leasing is the owner of a one hundred percent (100%) membership interest in TRS Borrower.

          E. To induce the Lender to make the Loan to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor has agreed to pledge and grant a first priority security interest in the Collateral (as defined below) as security for the Obligations (as defined below).

          NOW, THEREFORE, for Ten Dollars ($10.00) and in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, Pledgor agrees as follows:

     Section 1. Defined Terms. Unless otherwise provided herein, all capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed thereto in the

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Loan Agreement and, for the purposes of this Agreement, the following capitalized terms shall have the following meanings:

                 1.1 "Assignment of Interest" shall have the meaning ascribed thereto in Section 2 hereof.

                 1.2 "Charter Documents" shall mean the agreements and instruments listed on Exhibit A hereto, as each of the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.

                 1.3  "Collateral" shall have the meaning ascribed thereto in
Section 2 hereof.

                 1.4 "Obligations" shall mean all of the obligations of Borrower to Lender under the Loan.

                 1.5 "Other Collateral" shall have the meaning ascribed thereto in Section 4.7 hereof.

                 1.6 "Other Security Documents" shall have the meaning ascribed thereto in Section 4.7 hereof.

                 1.7 "Pledged Interests" shall have the meaning ascribed thereto in Section 2 hereof.

                 1.8 "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

     Section 2.  Pledge and Delivery of Collateral.

                 2.1 The Pledge. As continuing collateral security for the prompt payment and performance in full when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, each Pledgor hereby irrevocably grants, pledges and assigns, subject to the terms of this Agreement and the other Loan Documents, a continuing first priority lien on and security interest in, and, as part of such grant, pledge and assignment, hereby assigns to Lender as collateral security, all of such Pledgor's right, title and interest in the following property, whether now owned by such Pledgor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

     i. a one percent (1%) limited partnership interest in Solomons Borrower held by HH Trust, together with the certificates (if any) evidencing the same (the "Solomons Borrower LP Interests");

     ii. a ninety-nine percent (99%) general partnership interest in Solomons Borrower held by Solomons GP, together with the certificates (if any) evidencing the same (the "Solomons Borrower GP Interests");

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     iii. a one hundred percent (100%) shareholder interest in Solomons GP held by HHLP, together with the certificates (if any) evidencing the same (the "Solomons GP Shareholder Interests");

     iv. a one hundred percent (100%) membership interest in TRS Borrower held by TRS Leasing, together with the certificates (if any) evidencing the same (the "TRS Borrower Interests", and together with the Solomons Borrower LP Interests, the Solomons Borrower GP Interests and the Solomons GP Shareholder Interests, collectively, the "Pledged Interests");

     v. all ownership interests, membership interests, shares, securities, moneys, instruments or property representing a dividend, a distribution or return of capital upon or in respect of the Pledged Interests, or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Interests;

     vi. all rights of such Pledgor under the applicable Charter Documents or any other agreement or instrument relating to Solomons Borrower or TRS Borrower, or the Pledged Interests, including, without limitation, (i) all rights of such Pledgor to receive moneys or distributions with respect to the Pledged Interests due and to become due under or pursuant to the Charter Documents, (ii) all rights of such Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Interests, (iii) all claims of such Pledgor for damages arising out of or for breach of or default under a Charter Document, and (iv) any right of such Pledgor to perform thereunder and to compel performance and otherwise exercise all rights and remedies thereunder; and

     vii. all proceeds of and to any of the property of such Pledgor described in clauses (i) through (v) above and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

                 2.2 Delivery of the Collateral. All certificates or instruments, if any, representing or evidencing the Collateral shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer, stock powers endorsed by each Pledgor, as applicable, in blank, or assignments in blank, all in form and substance satisfactory to Lender. Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right, at any time, in its discretion upon notice to Pledgors, to transfer to or to register in the name of Lender or its nominee any or all of the Collateral. Prior to or concurrently with the execution and delivery of this Agreement, each Pledgor shall deliver to Lender an assignment of interest endorsed by such Pledgor in blank in the form set forth on Exhibit B hereto (an "Assignment of Interest"), for the Pledged Interests owned by each Pledgor, respectively, transferring all of such Pledged Interests in blank, duly executed by each respective Pledgor and undated. Lender shall have the right, at any time in its discretion upon the occurrence and during the continuance of an Event of Default and without notice to Pledgors, to transfer to, and to designate on such Pledgor's Assignment of Interest, any Person to whom the Pledged Interests are sold in accordance with the provisions hereof. In addition, Lender shall have the right at any time to exchange any Assignment of Interest representing or evidencing the Pledged Interests or any

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portion thereof for one or more additional or substitute Assignments of Interest representing or evidencing smaller or larger percentages of the Pledged
Interests represented or evidenced thereby, subject to the terms thereof.

                 2.3 Obligations Unconditional. The obligations of each Pledgor hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranty, the Loan Agreement, the Note, any other Loan Documents, or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any guarantee of or security for any of the Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or Pledgor, it being the intent of this Section
2.4 that the obligations of each Pledgor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of each Pledgor hereunder:

     i. at any time or from time to time, without notice to such Pledgor, the time for any performance of or compliance with any of the Obligations shall be extended, or such performance or compliance shall be waived;

     ii. any of the acts mentioned in any of the provisions of the Guaranty,. the Loan Agreement, the Note, or any other Loan Documents, or any other agreement or instrument referred to herein or therein shall be done or omitted;

     iii. the maturity of any of the Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended in any respect, or any right under the Loan Agreement, the Note, or any other Loan Documents, or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Obligations or any security or collateral therefor shall be terminated, released or exchanged in whole or in part or otherwise dealt with; or

     iv. any lien or security interest granted to, or in favor of Lender as security for any of the Obligations shall fail to be perfected or shall be released.

     Section 3. Reinstatement. The obligations of each Pledgor under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of such Pledgor in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and such Pledgor agrees that it will indemnify Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by Lender in connection with such rescission or restoration.

     Section 4. Representations, Warranties of Pledgor. Each Pledgor represents, warrants and covenants that:

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                 4.1  Existence.

     i. HH Trust (a) is a corporation duly organized and validly existing under the laws of Virginia; (b) has all requisite power, and has all governmental licenses, authorizations, consents and approvals necessary, to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary.

     ii. Solomons GP (a) is a limited liability company duly organized and validly existing under the laws of Delaware; (b) has all requisite power, and has all governmental licenses, authorizations, consents and approvals necessary, to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary.

     iii. TRS Leasing (a) is a corporation duly organized and validly existing under the laws of Virginia; (b) has all requisite power, and has all governmental licenses, authorizations, consents and approvals necessary, to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary.

     iv. HHLP (a) is a limited partnership duly organized and validly existing under the laws of Virginia; (b) has all requisite power, and has all governmental licenses, authorizations, consents and approvals necessary, to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary.

     v. Solomons Borrower (a) is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary.

     vi. TRS Borrower (a) is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary.

                 4.2 Litigation. Except as disclosed to Lender in writing prior to the date of this Agreement, there are no legal or arbitral proceedings or any proceedings by or before any Governmental Authority or agency, now pending or (to the knowledge of such Pledgor)

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threatened against such Pledgor, the Collateral, TRS Leasing, TRS Manager and/or
Borrower, the outcome of which is likely to have a material adverse effect on the financial condition of such entity or the transactions contemplated by this Agreement or any other Loan Document.

                 4.3 No Breach. None of the execution and delivery of this Pledge or any other Loan Document to which such Pledgor is a party, the consummation of the transactions herein or therein contemplated and compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of, or require any consent (except such consents as have been obtained) under the organizational documents of such Pledgor, TRS Leasing, TRS Manager or Borrower, or any applicable law or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, or any agreement or instrument to which such Pledgor is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or (except for the lien arising pursuant to this Agreement) result in the creation or imposition of any lien upon any of the revenues or assets of such Pledgor pursuant to the terms of any such agreement or instrument.

                 4.4 Necessary Action. Such Pledgor has all necessary power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by such Pledgor of this Agreement has been duly authorized by all necessary action on its part; and this Agreement has been duly and validly executed and delivered by such Pledgor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights in general and to general principles of equity.

                 4.5 Approvals. No authorizations, approvals and consents of, and no filings and registrations with, any governmental or regulatory authority or agency are necessary for (a) the execution, delivery or performance by such Pledgor of this Agreement or for the validity or enforceability thereof, (b) the grant by such Pledgor of the assignments and security interests granted hereby, or the pledge by such Pledgor of the Collateral pursuant hereto, (c) the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment and security interest) except for the filing of financing statements under the Uniform Commercial Code or (d) the exercise by Lender of all rights and remedies in respect of the Collateral pursuant to this Agreement.

                 4.6 Ownership. HH Trust owns a one percent (1%) limited partnership interest in Solomons Borrower, which interests in Solomons Borrower are not subject to any security interests, liens, encumbrances or adverse claims. Solomons GP owns a ninety-nine percent (99%) general partnership interest in Solomons Borrower, which interest in Solomons Borrower is not subject to any security interests, liens, encumbrances or adverse claims. HHLP is the one-hundred percent (100%) shareholder of Solomons GP, which interests in Solomons GP are not subject to any security interests, liens, encumbrances or adverse claims. TRS Leasing owns a one-hundred percent (100%) membership interest in TRS Borrower, which interest in TRS Borrower is not subject to any security interests, liens, encumbrances or adverse claims.

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                 4.7  Pledged Interest and Contract Rights.

     i. Pledgors are the sole beneficial and legal owners of and have good and indefeasible title to the Collateral and no Lien exists or will exist upon the Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of the Lender created or provided for herein.

     ii. The Pledged Interests are not and will not be subject to any contractual restriction upon the transfer thereof (except for any such restrictions contained herein).

                 4.8 Principal Place of Business and State of Organization. No Pledgor will change its principal place of business or state of organization unless such Pledgor has previously notified Lender thereof and taken such action as is necessary or reasonably requested by Lender to cause the security interest of Lender in the Collateral to continue to be perfected.

                 4.9 Valid Security Interest. This Agreement creates a valid security interest in the Collateral, securing the payment of the Obligations, and upon the filing in the appropriate filing offices of the financing statements to be delivered pursuant to this Agreement, such security interests will be perfected, first priority security interests, and all filings and other actions necessary to perfect such security interests will have been duly taken.

     Section 5.  Covenants of Pledgor.

                 5.1 No Transfer. Unless expressly permitted under the Loan Agreement, Pledgors will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, nor will they create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement.

                 5.2 No Waiver, Amendment, Etc. No Pledgor shall directly or indirectly, without the prior written consent of Lender, attempt to waive, alter, amend, modify, supplement or change in any way, or release, subordinate, terminate or cancel in whole or in part, or give any consent under, any of the instruments, documents, policies or agreements constituting the Collateral or any of the rights or interests of such Pledgor as party, holder, mortgagee or beneficiary thereunder. Each Pledgor agrees that all rights to do any and all of the foregoing have been assigned to Lender, but such Pledgor agrees that, upon request from Lender from time to time, such Pledgor shall do any of the foregoing or shall join Lender in doing so or shall confirm the right of Lender to do so and shall execute such instruments and undertake such actions as Lender may reasonably request in connection therewith.

                 5.3 Settlement and Release. Pledgors shall not make any election, compromise, adjustment or settlement in respect of any of the Collateral.

                 5.4 Preservation of Collateral. Lender may, in its discretion, for the account and expense of either Pledgor pay any amount or do any act required of such Pledgor hereunder or requested by Lender to preserve, protect, maintain or enforce the Obligations, the

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Collateral or the security interests granted herein, provided such Pledgor has failed to pay such amount or take such action within ten (10) days after written demand by Lender. Any such payment shall be deemed an advance by Lender to such Pledgor and shall be payable by such Pledgor within twenty (20) days after written demand together with interest thereon at the Default Rate from the date expended by Lender until paid.

                 5.5 Warranty of Title. Pledgors shall warrant and defend the right, title and interest of Lender in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever.

                 5.6 Files and Records. Pledgors shall maintain, at their principal office, and, upon request, make available to Lender the originals, or copies in any case where the originals have been delivered to Lender of the instruments, documents, policies and agreements constituting the Collateral (to the extent not held by Lender) and related documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.

                 5.7 Litigation. Pledgors shall promptly give to Lender notice of all pending legal or arbitration proceedings, and of all proceedings pending by or before any governmental or regulatory authority or agency, affecting Pledgors, TRS Leasing, TRS Manager or Borrower, if such proceedings are likely to have a material adverse effect on the financial condition of such entity or the transactions contemplated by this Agreement or any other Loan Document.

                 5.8 Existence, etc. Pledgors shall and shall cause Borrower, Solomons GP, TRS Leasing and TRS Manager to preserve and maintain their existence and all of their material rights, privileges and franchises.

                 5.9  Charter Documents. Each Pledgor shall, at its expense:

     i. perform and observe all the terms and provisions of the applicable Charter Documents to be performed or observed by it, maintain the applicable Charter Documents in full force and effect, enforce the applicable Charter Documents in accordance with their respective terms, and to take all such action to such end as may be from time to time reasonably requested by Lender; and

     ii. furnish to Lender promptly upon receipt thereof copies of all notices, requests and other documents received by such Pledgor under or pursuant to the Charter Documents, and from time to time furnish to Lender such information and reports regarding the Collateral as Lender may reasonably request.

                 5.10 Financing Statements. Each Pledgor hereby (a) authorizes Lender to execute and file at any time or times, one or more UCC financing statements covering the Collateral and UCC assignment financing statements assigning the UCC financing statements which constitute part of the Collateral; and (b) appoints Lender as its agent and attorney-in-fact to execute in the name of such Pledgor any UCC financing statement or amendment, or collateral assignment of any instrument, document, policy or agreement constituting the Collateral or other

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instrument or filing or recordation to perfect or continue the perfection of the security interest so long as any Obligation remains unpaid.

     Section 6. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 2 hereof, each Pledgor hereby agrees with Lender as follows:

                 6.1  Delivery and Other Perfection. Each Pledgor shall:

     i. if any of the above-described Collateral required to be pledged by such Pledgor under Section 2.1 hereof is received by such Pledgor, forthwith either (x) transfer and deliver to Lender such Collateral so received by such Pledgor (together with the certificates (if any) for any such Collateral, including assignments duly endorsed in blank and accompanied in the case of shares by undated stock powers duly executed in blank) all of which thereafter shall be held by Lender, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as Lender shall deem reasonably necessary or appropriate to duly record the lien created hereunder in such Collateral referred to in said
     Section 2.1;

     ii. give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of Lender) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Lender to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of Lender or its nominee (and Lender agrees that if any Collateral is transferred into its name or the name of its nominee, Lender will thereafter promptly give to Pledgor copies of any notices and communications received by it with respect to the Collateral); and

     iii. permit representatives of Lender, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of Lender to be present at such Pledgor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Pledgor with respect to the Collateral, all in such manner as Lender may reasonably require.

                 6.2 Preservation of Rights. Except in accordance with applicable law, Lender shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

                 6.3  Pledged Collateral.

     i. Each Pledgor shall not and shall not have the right to directly or indirectly, without the prior written consent of Lender, attempt to waive, alter, amend, modify, supplement or change in any way, or release, subordinate, terminate or cancel in whole or in part, or give any consent under, any of the instruments, documents, policies or agreements constituting the Collateral or exercise any of the rights, options or interests of

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     such Pledgor as party, holder, mortgagee or beneficiary thereunder except as otherwise expressly permitted under the Loan Agreement. Each Pledgor agrees that all rights to do any and all of the foregoing have been assigned to and may be exercised by Lender but such Pledgor agrees that, upon request from Lender from time to time, such Pledgor shall do any of the foregoing or shall join Lender in doing so or shall confirm the right of Lender to do so and shall execute such instruments and undertake such actions as Lender may request in connection therewith. Each Pledgor shall not make any election, compromise, adjustment or settlement in respect of any of the Collateral. Notwithstanding anything herein to the contrary, so long as no Event of Default shall have occurred and be continuing, each Pledgor shall have the right to exercise all of such Pledgor's rights under the Charter Documents to which it is a party for all purposes not inconsistent with any of the terms of this Agreement, the Loan Agreement or any other Loan Document or any other instrument or agreement referred to herein or therein, provided that such Pledgor agrees that it will not take any action in any manner that is inconsistent with the terms of this Agreement, the Loan Agreement or any other Loan Document or any such other instrument or agreement. Lender shall execute and deliver to each Pledgor or cause to be executed and delivered to each Pledgor all such proxies, powers of attorney, distribution and other orders, and all such instruments, without representation, recourse or warranty, as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the rights and powers which it is entitled to exercise pursuant to this
     Section 6.3.

     ii. Anything to the contrary notwithstanding, (i) Pledgors shall remain liable under the applicable Charter Documents to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Lender of any of the rights hereunder shall not release Pledgors from any of their duties or obligations under the Charter Documents, and (iii) Lender shall have no obligation or liability under the Charter Documents by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Pledgors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                 6.4 Events of Default, etc. During the period during which an Event of Default shall have occurred and be continuing:

     i. Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Lender were the sole and absolute owner thereof (and each Pledgor agrees to take all such action as may be appropriate to give effect to such right);

     ii. Lender in its discretion may, in its name or in the name of either Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable

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     or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;

     iii. Lender may, at its option, apply all or any part of the Collateral to the Obligations in such order and priority as shall be selected by Lender;

     iv.   Lender may, upon ten (10) days' prior written notice to either

     Pledgor of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of Lender or any of its agents, sell, assign or otherwise dispose of all or any part of such Collateral, at such place or places as Lender deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and Lender or anyone else may be the purchaser, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of such Pledgor, any such demand, notice or right and equity being hereby expressly waived and released. Unless prohibited by applicable law, Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned;

     v. Lender may exercise all membership rights, powers and privileges to the same extent as Pledgor is entitled to exercise such rights, powers and privileges;

     vi.   Lender may accelerate the indebtedness secured hereby;

     vii. Lender may, in connection with a sale of the Pledged Interests, cause each purchaser of all or any part of any Pledged Interests to be admitted as a new member or owner of Solomons Borrower, Solomons GP or TRS Borrower to the extent of such Pledged Interests, and cause such Pledgor to withdraw as a member or owner of such Borrower to the extent such Pledged Interests are sold, and complete by inserting the Effective Date (as defined therein) and the name of the assignee thereunder and deliver to such assignee each Assignment of Interest executed and delivered by such Pledgor and, if appropriate, cause one or more amended or restated certificates of limited partnership, certificates of limited liability company or articles of incorporation to be filed with respect to Borrower;

     viii. Lender may exercise any and all rights and remedies of each Pledgor under or in connection with the applicable Charter Documents or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Pledgor to demand or otherwise require payment of any amount under, or performance of any provisions of, the Charter Documents; and

     ix. all payments received, directly or indirectly, by either Pledgor under or in connection with the Charter Documents or otherwise in respect of the Collateral shall be received in trust for the benefit of Lender, shall be segregated from other funds of such Pledgor and shall be forthwith paid over to Lender in the same form as so received (with any necessary endorsement).

The proceeds of each collection, sale or other disposition under this Section
6.4 shall be applied by Lender to the Obligations pursuant to Section 6.6 hereof.

Pledgors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Lender may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgors acknowledge that any such private sales may be at prices and on terms less favorable to Lender than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.

                6.5 Private Sale. Lender shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 6.4 hereof conducted in a commercially reasonable manner. Pledgors hereby waive any claims against Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree.

                6.6 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Lender under this Section 6, shall be applied by Lender:

                     First, to the payment of the costs and expenses of such
                collection, sale or other realization, including reasonable out-of-pocket costs and expenses of Lender and the fees and expenses of their respective agents and counsel, and all expenses, and advances made or incurred by Lender in connection therewith;

                     Next, to the payment in full of the Obligations; and

                     Finally, to the payment to Pledgors, or their successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 6, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of Pledgors or any issuer of or obligor on any of the Collateral.

                6.7 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to Lender while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default Lender is hereby appointed the attorney-in-fact of each Pledgor for the purpose of carrying out the provisions of this Section 6 and taking any action and executing any instruments which Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as Lender shall be entitled under this Section 6 to make collections in respect of the Collateral, Lender shall have the right and power to receive, endorse and collect all checks made payable to the order of such Pledgor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                6.8 Enforcement Expenses. Pledgors agree to pay to Lender all out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this
Section 6, or performance by Lender of any obligations of Pledgors in respect of the Collateral which Pledgors have failed or refused to perform, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of Lender in respect thereof, by litigation or otherwise and all such expenses shall be Obligations to Lender secured under Section 2 hereof.

     Section 7. Termination. Upon the payment and performance in full of all Obligations, this Agreement shall terminate and Lender shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of Pledgors.

     Section 8. Miscellaneous.

                8.1 No Waiver. No failure on the part of Lender or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lender or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

                8.2  Governing Law.

     i. THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY PLEDGORS AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED

     HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, PLEDGORS HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     ii. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR PLEDGORS ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND PLEDGORS WAIVE ANY OBJECTIONS WHICH THEY MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND PLEDGORS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH PLEDGOR DOES HEREBY DESIGNATE AND APPOINT

                                            CT Corporation System
                                            111 8/th/ Avenue
                                            New York, New York 10011

     AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO SUCH PLEDGOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH PLEDGOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH PLEDGOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE

     DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

                8.3 Notices. All notices, consents, approvals and requests required or permitted hereunder (a "Notice") shall be given in writing and shall be effective for all purposes if either hand delivered with receipt acknowledged, or by a nationally recognized overnight delivery service (such as Federal Express), or by certified or registered United States mail, return receipt requested, postage prepaid, or by facsimile and confirmed by facsimile answer back, in each case addressed as follows (or to such other address or Person as a party shall designate from time to time by notice to the other party): If to Lender: Greenwich Capital Financial Products, Inc., 600 Steamboat Road, Greenwich, Connecticut 06830, Attention: Mortgage Loan Department, Telecopier (203) 618-2052, with a copy to: Kaye Scholer LLP, 425 Park Avenue, New York, New York 10022, Attention: Stephen Gliatta, Esq., Telecopier: (212) 836-8689; if to any Pledgor: c/o Humphrey Hospitality Limited Partnership, 7170 Riverwood Drive, Columbia, Maryland 21043, Attention: Chief Financial Officer,
Telecopier: (443) 259-4999, with a copy to: Gallagher, Evelius & Jones, 218 N. Charles Street, Suite 400, Baltimore, Maryland 21201, Attention: Kevin J. Davidson, Esq., Telecopier: (410) 468-2786. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; in the case of overnight delivery, upon the first attempted delivery on a Business Day; or in the case of facsimile, upon the confirmation of such facsimile transmission.

                8.4 Waivers, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by Pledgors and Lender. Any such amendment or waiver shall be binding upon Lender and Pledgors.

                8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of Pledgors and inure to the benefit of the successors and assigns of Lender (provided, however, that Pledgors shall not assign or transfer their rights hereunder without the prior written consent of Lender). Without limiting the foregoing, Lender may at any time and from time to time without the consent of Pledgors, assign or otherwise transfer all or any portion of its rights and remedies under this Agreement to any other person or entity, either separately or together with other property of Pledgors for such purposes in connection with a transfer of Lender's interest in the other Loan Documents and on such terms as Lender shall elect, and such other person or entity shall thereupon become vested with all of the rights and obligations in respect thereof granted to Lender herein or otherwise. Without limiting the foregoing, in connection with any assignment of the Loan, Lender may assign or otherwise transfer all of its rights and remedies under this Agreement to the assignee and such assignee shall thereupon become vested with all of the rights and obligations in respect thereof granted to Lender herein or otherwise. Each representation and agreement made by each Pledgor in this Agreement shall be deemed to run to, and each reference in this Agreement to Lender shall be deemed to refer to, Lender and each of its successors and assigns.

                8.6  Expenses, Indemnification.

     i. Pledgors agree to pay or reimburse Lender for paying: (1) all reasonable out-of-pocket expenses of Lender (including, without limitation, the reasonable fees and expenses of counsel to Lender), in connection with
     (A) the negotiation, preparation, execution and delivery of this Agreement and (B) any amendment, modification or waiver of any of the terms of this Agreement requested or initiated by Pledgors; (2) all costs and expenses of Lender (including reasonable counsel's fees) in connection with any Event of Default and any enforcement or collection proceedings resulting therefrom; and (3) all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement, or any other document referred to herein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any document referred to herein.

     ii. Pledgors hereby agree to indemnify Lender and its directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any claim of any Person (1) relating to or arising out of the acts or omissions of Pledgors under this Agreement or the Charter Documents (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified), or (2) resulting from the ownership of or lien on any Collateral, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified).

                8.7 No Liability on Part of Lender. Lender, by its acceptance of this Agreement, the Collateral and any payments on account thereof, shall not be deemed to have assumed or to have become liable for any of the obligations or liabilities of Pledgors. Lender shall have no duty to collect any sums due in respect of any of the Collateral in its possession or control, or to enforce, protect or preserve any rights pertaining thereto, and Lender shall not be liable for failure to collect or realize upon the Collateral, or any part thereof, or for any delay in so doing, nor shall Lender be under any obligation to take any action whatsoever with regard thereto. Lender shall, if requested by the payor of any Revenue Payment, give receipts for any payments received by Lender on account of the Collateral.

                8.8 Further Assurances. Pledgors agree that, from time to time upon the written request of Lender, Pledgors will execute and deliver such further documents and do such other acts and things as Lender may reasonably request in order fully to effect the purposes of this Agreement.

                8.9 Delay Not a Waiver. Neither any failure nor any delay on the part of Lender in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege.

                8.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                8.11 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Lender in order to carry out the intentions of the parties hereto as nearly as may be possible and
(ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                8.12 Limitation of Liability. The liability of Pledgors hereunder shall be subject to the provisions of Section of the Loan Agreement.


                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, Pledgors have caused this Pledge and Security Agreement to be duly executed as of the day and year first above written.

                                    HUMPHREY HOSPITALITY TRUST, INC., a Virginia corporation

                                    By: /s/ George R. Whittemore
                                        ----------------------------------------
                                       Name:  George R. Whittemore
                                       Title: President


                                    SOLOMONS GP, LLC, a Delaware limited
                                    liability company

                                    By: /s/ George R. Whittemore
                                       -----------------------------------------
                                       Name:  George R. Whittemore
                                       Title: President

                                    TRS LEASING, INC., a Virginia corporation

                                    By: /s/ George R. Whittemore
                                       -----------------------------------------
                                       Name:  George R. Whittemore
                                       Title: President


                                    HUMPHREY HOSPITALITY LIMITED PARTNERSHIP, a Virginia limited partnership

                                    By: Humphrey Hospitality REIT Trust, a
                                        Maryland trust

                                        By: Humphrey Hospitality Trust, Inc., a
                                            Virginia corporation

                                        By: /s/ George R. Whittemore
                                            ------------------------------------
                                           Name:  George R. Whittemore
                                           Title: President

                              SCHEDULE OF EXHIBITS
                              --------------------

Exhibit A - Charter Documents
Exhibit B - Form of Assignment of Interest (HH Trust)